EXHIBIT 99.1
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P R E S S   R E L E A S E


                     HOLLINGER INTERNATIONAL MAKES STATEMENT
              ON TODAY'S RULING IN U.S. DISTRICT COURT IN ILLINOIS

       -- DOES NOT DETER PLANS OF SPECIAL COMMITTEE TO AGGRESSIVELY PURSUE ITS CLAIMS; RULING TODAY IS TECHNICAL AND UNRELATED TO MERIT OF CLAIMS --

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CHICAGO, IL, OCTOBER 8, 2004 - Hollinger International Inc. (HLR: NYSE) (the
"Company") announced today that a federal judge has dismissed, on technical grounds, its federal racketeering and state law breach of fiduciary duty claims against Hollinger Inc., Conrad Black, David Radler and others ("the Defendants") in the U.S. District Court for the Northern District of Illinois ("the Court"). Judge Blanche Manning ruled that the RICO claims are barred by section 1964(c) of the statute, which provides that "no person may rely upon any conduct that would have been actionable as fraud in the purchase of securities to establish" a RICO claim. In rendering her opinion, Judge Manning ruled: "In holding that section 1964(c) precludes International's RICO claims, this Court is not making any determination as to validity of the fraudulent actions underlying these claims. This decision simply holds that the claims are "actionable" as securities fraud." Judge Manning ruled, however, that the Company has the right to pursue its state law breach of fiduciary duty claims, dismissing them "without prejudice."

The Company said that its claims against the Defendants for their clear and repeated breaches of fiduciary duty to the Company will be pursued vigorously by the Special Committee of the Board of Directors ("the Special Committee"). The Special Committee will review its various alternatives for pursuing these claims, including a possible appeal of the Court's dismissal of the Company's claims under the Racketeering Influenced and Corrupt Organizations Act, 18 U.S.C. 1962 and 1964 ("RICO"). Judge Manning has set a conference for October 14, 2004 for the Company to advise the Court as to how the Special Committee proposes to proceed in pursuing it claims.

Gordon A. Paris, Interim Chairman, President and Chief Executive Officer of the Company, and Chairman of the Special Committee, said: "The Court's dismissal of the Special Committee's claims on technical grounds does not in any way diminish the strength or merits of the breach of fiduciary duty claims that have been asserted against these Defendants. In the interest of the Company and its shareholders, the Special Committee will pursue these claims aggressively and seek restitution for funds diverted by the Defendants from the Company."

The Special Committee was created to investigate allegations raised by certain of the Company's shareholders and any other matters uncovered in the course of its work. Consistent with the terms of the Consent Judgment entered into by the Company and the U.S. Securities and Exchange Commission earlier this year, the Special Committee filed with the Court on August 30, 2004 its Report of the findings of its investigation. The 513-page Report chronicles the methods by which certain directors and former directors and officers as well as the Company's controlling shareholder and its affiliated companies transferred more than $400 million to themselves over the past seven years.

Hollinger International Inc. is a newspaper publisher with English-language newspapers in North America, Israel and Canada. Its assets include THE CHICAGO SUN-TIMES and a large number of community newspapers in the Chicago area, THE JERUSALEM POST and THE INTERNATIONAL JERUSALEM POST in Israel, several local newspapers in Canada, a portfolio of new media investments, and a variety of other assets.

CAUTIONARY STATEMENT ON FORWARD-LOOKING STATEMENTS: CERTAIN STATEMENTS MADE IN THIS RELEASE ARE "FORWARD-LOOKING STATEMENTS" WITHIN THE MEANING OF THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995 (THE "ACT"). FORWARD-LOOKING STATEMENTS INCLUDE, WITHOUT LIMITATION, ANY STATEMENT THAT MAY PREDICT, FORECAST, INDICATE OR IMPLY FUTURE RESULTS, PERFORMANCE OR ACHIEVEMENTS, AND MAY CONTAIN THE WORDS "BELIEVE," "ANTICIPATE," "EXPECT," "ESTIMATE," "PROJECT, "WILL BE," "WILL CONTINUE," "WILL LIKELY RESULT," "IS SUBJECT TO," OR SIMILAR WORDS OR PHRASES. FORWARD-LOOKING STATEMENTS INVOLVE RISKS AND UNCERTAINTIES, WHICH MAY CAUSE ACTUAL RESULTS TO DIFFER MATERIALLY FROM THE FORWARD-LOOKING STATEMENTS. THE RISKS AND UNCERTAINTIES ARE DETAILED FROM TIME TO TIME IN REPORTS FILED BY HOLLINGER INTERNATIONAL WITH THE SECURITIES AND EXCHANGE COMMISSION, INCLUDING IN ITS FORMS 10 K AND 10 Q. NEW RISK FACTORS EMERGE FROM TIME TO TIME AND IT IS NOT POSSIBLE FOR MANAGEMENT TO PREDICT ALL SUCH RISK FACTORS, NOR CAN IT ASSESS THE IMPACT OF ALL SUCH RISK FACTORS ON THE COMPANY'S BUSINESS OR THE EXTENT TO WHICH ANY FACTOR, OR COMBINATION OF FACTORS, MAY CAUSE ACTUAL RESULTS TO DIFFER MATERIALLY FROM THOSE CONTAINED IN ANY FORWARD-LOOKING STATEMENTS. GIVEN THESE RISKS AND UNCERTAINTIES, INVESTORS SHOULD NOT PLACE UNDUE RELIANCE ON FORWARD-LOOKING STATEMENTS AS A PREDICTION OF ACTUAL RESULTS.


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CONTACTS:

US/CANADA MEDIA
Molly Morse
Kekst and Company
212-521-4826
molly-morse@kekst.com

UK MEDIA
Jeremy Fielding
Kekst and Company
jeremy-fielding@kekst.com
1-212-521-4825